SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT ("Agreement") is entered into by and among GOLDEN VALLEY ELECTRIC ASSOCIATION, INC. ("GVEA"), CHUGACH ELECTRIC ASSOCIATION, INC. ("Chugach") and the MUNICIPALITY OF ANCHORAGE, d/b/a ANCHORAGE MUNICIPAL LIGHT & POWER ("ML&P").

                                R E C I T A L S:

         WHEREAS, GVEA and Chugach are parties to the Chugach-GVEA Nonfirm Energy Agreement ("Nonfirm Energy Agreement") dated May 18, 1989; and

         WHEREAS, on September 24, 1 997, the APUC issued an Order authorizing GVEA to acquire the electric utility loads formerly served by Fairbanks Municipal Utilities System; and

         WHEREAS, GVEA, Chugach and ML&P desire to create an open market for certain nonfirm energy transactions;

         NOW, THEREFORE, in consideration of mutual covenants contained herein, the parties agrees as follows:

         1. This Agreement shall become effective on the date when Amendatory Agreement No. 2 to Agreement for the Sale and Purchase of Nonfirm Energy between Chugach Electric Association, Inc. and Golden Valley Electric Association, Inc. ("Amended Chugach-Golden Valley Nonfirm Agreement") and this Agreement are approved by an Order of the Alaska Public Utilities Commission ("Commission") and upon approval by the Commission of payment by GVEA to ML&P for power previously delivered pursuant to the contract at issue in Docket No. U-97-200.

         2. Golden Valley and Chugach have agreed to amend the ChugachGolden Valley Nonfirm Agreement to permit GVEA to purchase a portion of its nonfirm energy requirements on the Economy Energy Spot Market in amounts representing nonfirm energy associated with GVEA's FMUS system acquisition.

         3. Participation in the competitive market created by the Amended Chugach-Golden Valley Nonfirm Agreement will be open to, but not limited to, ML&P, Chugach, and such other electric utilities, independent power producers, power marketers, and other entities as may be willing and able to sell electric energy to GVEA in accordance with applicable law and Commission regulations. A copy of the Amendatory Agreement No. 2 to Agreement for the Sale and Purchase of Nonfirm Energy between Chugach Electric Association, Inc. and Golden Valley Electric Association, Inc. is attached hereto.

         4. Upon this Settlement Agreement becoming effective, the following proceedings and disputes shall be deemed to be settled by and among the parties, who will take appropriate steps to terminate such proceedings without request for any other action or relief from the court or the Commission, as the case may be:

                  A.  Chugach  Electric  Association,   Inc.  v.  Golden  Valley
                  Electric Association, Inc., Case No. 3AN-97-8552CI;

                  B.       ML&P-GVEA Contract Docket U-97-200 before APUC; and

                  C.  A  "FMUS  Market  -  Nonfirm  Energy   Agreement"   Docket
                  U-97-188].

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers or representatives.



                                            GOLDEN VALLEY ELECTRIC ASSOCIATION,
                                            INC.


                                            By:    /s/ Mile Kelly
                                               -------------------------------

                                            Title: President & CEO
                                                  ----------------------------


                                            CHUGACH ELECTRIC ASSOCIATION, INC.


                                            By:    /s/ Eugene N. Bjornstad
                                               -------------------------------

                                            Title: General Manager
                                                  ----------------------------


                                            ANCHORAGE MUNICIPAL LIGHT & POWER


                                            By:             /s/
                                               -------------------------------

                                            Title: Municipal Manager
                                                  ----------------------------



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